Exhibit 99.1

$500,000.00	November 24, 2015

PROMISSORY NOTE, LOAN AND SECURITY AGREEMENT

For value received, and on the terms and subject to the conditions set forth herein, Axion International Holdings, Inc., a Colorado corporation (“Holdings”), Axion International, Inc., a Delaware corporation (“Axion International”) and Axion Recycled Plastics Incorporated (“Plastics”) (Holdings, Axion International and Plastics are hereinafter collectively, the “Borrower”), hereby jointly and severally promise to pay to the order of Plastic Ties Financing LLC, or any of its assigns (the “Lender”), on the earlier of (i) December 10, 2015, or (ii) the first business day after the debtor-in-possession term loan (“DIP Loan”) has been approved by the United States Bankruptcy Court for the District of Delaware in connection with the Borrowers (or any of them) voluntary chapter 11 bankruptcy case (“Cases”) (the “Maturity Date”), the loan (“Loan”) made by Lender to Borrower in the original principal amount of Five Hundred Thousand Dollars ($500,000.00) (“Principal Amount”) or so much thereof that has been advanced from time to time. The Lender may make such Loan in multiple advances with the first advance in the amount of Two Hundred Thousand Dollars ($200,000.00). Lender, in its sole discretion, may elect to make one or more subsequent advances to the Borrower prior to the Maturity Date, provided that the aggregate value of such advances does not exceed the Principal Amount set forth above.  The Borrower hereby promises to pay interest on the unpaid principal amount of the Loan at the rates provided for herein.

Section 1.  Certain Terms Defined. The following terms for all purposes of this Promissory Note, Loan and Security Agreement (this “Note”) shall have the respective meanings specified below.  Terms used but not defined herein that are defined in the Uniform Commercial Code in effect in the State of Maryland shall have the meanings specified therein.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized by law to close.

Section 2.  Maturity of the Loan.  The Loan shall mature, and the principal amount of the Loan funded hereunder shall become immediately due and payable (together with accrued but unpaid interest thereon), upon the Maturity Date (or if any such day is not a Business Day, then on the next succeeding Business Day).

Section 3.  Interest Payments.  The unpaid principal amount of the Loan shall bear interest, for each day that this Note is outstanding until paid, at a rate per annum equal twelve percent (12%).  Such interest shall be due and payable on the Maturity Date (or if any such day is not a Business Day, then on the next succeeding Business Day). Interest shall be computed on the basis of a year of 365 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Upon the occurrence of an Event of Default (as defined below) and during the continuation of such default, interest shall accrue on the outstanding amounts at two percent (2%) in excess of the applicable interest rate aforesaid (the “Default Interest”).

Section 4.  Optional Prepayments.  The Borrower may prepay the Loan in whole or in part at any time without penalty by paying the principal amount to be prepaid together with interest accrued thereon to the date of such prepayment.

Section 5.  General Provisions as to Payments.  All payments of principal of and interest on the Loan by the Borrower hereunder shall be made not later than 12:00 Noon (Eastern time) on or before the Maturity Date by immediately available funds to the Lender at 5515 Security Lane, Suite 115, Rockville, Maryland 20852 without reduction by reason of any set-off or counterclaim together with a check for the amount of interest accrued but unpaid on such outstanding principal balance of this Note. If so requested by the Lender the Borrower shall make such payments of principal and interest to Lender pursuant to wiring or other instructions provided to the Borrower by the Lender.

Section 6.  Events of Default.  Each of the following events shall constitute an “Event of Default”:

a.	the principal of the Loan shall not be paid in cash when due;

b.	any interest on the Loan shall not be paid in cash when due;

c.	Any Borrower is enjoined, restrained or in any way prevented by the order of any court or any governmental authority from conducting all or any material part of its business for more than three (3) consecutive days;

d.	Any material adverse change in any of the Borrowers’ operations, in the sole discretion of the Lender;

e.	Any material damage to, or loss, theft or destruction of, any Collateral (as defined below), whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty (whether or not insured) which causes, for more than three (3) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrower, if any such event or circumstance could reasonably be expected to have a material adverse effect;

f.	The entry of an order in the Cases which stays, modifies (in any manner adverse to the Lender), or reverses the interim order or which otherwise materially adversely affects, as determined by the Lender in its reasonable discretion, the effectiveness of the interim order without the express written consent of the Lender;

g.	The conversion of any of the Cases to a case under Chapter 7 of the Bankruptcy Code;

h.	The appointment of a trustee for any Borrower;

i.	The dismissal of any of the Cases; provided that the Lender has not consented in writing to such dismissal;

j.	The entry of any order which provides relief from the automatic stay otherwise imposed pursuant to Bankruptcy Code § 362 that permits any creditor to (i) realize upon, or to exercise any right or remedy with respect to, any material portion of the Collateral, or (ii) to terminate any license, franchise or similar agreement, wherein either case the exercise of such right or remedy or such realization or termination would be reasonably likely to have a material adverse effect; or

k.	The payment by Borrower of any prepetition indebtedness without the written consent of the Lender, other than payment to employees or vendors, the services or goods of which are essential to continued operations, and such payments are in accordance with the approved budget and approved by an order of the Court;

Upon five (5) business days’ written notice to the Borrower of an Event of Default which is not subsequently cured or waived during such notice period:

1.	The Loan shall be due and payable in full in cash;
2.	The Lender shall have the standing to move for an order to cause the Borrower to engage in a process to liquidate their assets pursuant to Bankruptcy Code § 363;
3.	The Lender shall have the right to a hearing on five (5) business days’ notice requesting relief from the automatic stay otherwise imposed pursuant to Bankruptcy Code Section Code § 362 that permits the Lender to realize upon, or to exercise any right or remedy with respect to any portion of the Collateral; and
4.	The Lender, without any additional notice to the Borrower, which notice is expressly waived by the Borrower, may proceed to protect, enforce, exercise and pursue any and all rights and remedies available to the Lender under this Note and any other agreement or instrument, and any and all rights and remedies available to the Lender at law or in equity.

The Borrower hereby authorizes and empowers any attorney of any court of record, to appear in any court of record of the United States, if the balance due provided for herein is not paid on or before the Maturity Date, including any acceleration thereof as provided herein, and on behalf of the Borrower waive the issuance and service of process, and confess a judgment against Borrower in favor of the Lender for the original principal amount of this Note as may be due and unpaid hereon, with interest, costs of suit, late fees, plus reasonable attorneys' fees, waiving all right to appeal, stay of execution, errors, and all exemption laws of any State of the United States (to the extent permitted by law), and ratifying all that said attorney may do. The authority and power to appear for and enter judgment against Borrower shall not be exhausted by one or more exercises thereof, or by any imperfect exercise thereof, and shall not be extinguished by any judgment entered pursuant thereto. Such authority and power may be exercised on one or more occasions, from time to time, in the same or different jurisdictions, as often as the Lender shall deem necessary or desirable, for all of which this Note shall be a sufficient warrant. Borrower specifically consent to the filing of and maintenance of a confessed judgment action in any court of record in the United States (including, expressly, but not limited to, any court of record in the State of Maryland), expressly waive any objection or defense as to insufficiency of process, lack of personal jurisdiction by any said court over the person, improper venue, and specifically consent to the registration or enrollment of the judgment by confession once granted in any other court of record in the United States. IT IS THE INTENT OF THE BORROWER AND LENDER THAT LENDER'S RIGHT TO COLLECT THE ATTORNEYS' FEES AND COLLECTION COSTS AND EXPENSES LENDER ACTUALLY INCURS AFTER THE DATE OF ANY JUDGMENT ON ANY SUIT HEREUNDER IN CONNECTION WITH ENFORCING ANY OF ITS RIGHTS OR REMEDIES HEREUNDER, COLLECTING ANY AMOUNTS OWED HEREUNDER, IN DEFENDING ITSELF FROM ANY CLAIMS ARISING IN CONNECTION HEREWITH, OR IN PROTECTING ANY INTERESTS OF LENDER HEREIN (collectively, the "POST JUDGMENT COSTS"), SHALL NOT BE DEEMED TO MERGE INTO ANY JUDGMENT AWARDED BY THE COURT, AND SHALL SURVIVE ANY SUCH JUDGMENT. BORROWER AGREES IT IS LIABLE FOR ALL POST JUDGMENT COSTS. IT ALSO BEING THE INTENTION OF THE PARTIES HEREUNDER THAT LENDER HAS THE RIGHT TO BRING AND MAINTAIN ONE OR MORE POST JUDGMENT ACTIONS FOR REIMBURSEMENT OF ANY AND ALL POST JUDGMENT COSTS.

The delay or failure of Lender to exercise its option to accelerate this Note as provided above, or to exercise any other option or remedy granted to Lender hereunder or under law, or the acceptance by Lender of partial payments or partial performance, shall not constitute a waiver of any default by Borrower, and all such options and remedies shall remain continuously in force. Acceleration of maturity, once claimed hereunder by Lender, may at Lender's option be rescinded by written acknowledgment to that effect, but the tender and acceptance of partial payment or partial performance alone shall not in any way affect or rescind such acceleration of maturity. All remedies granted to Lender hereunder, or by law shall be deemed cumulative. The authorities contained herein are deemed coupled with an interest and are irrevocable by Borrower.

Section 7.  Collateral.  To secure all obligations of the Borrower in connection with the Loan, the Borrower hereby pledges and grants to the Lender and its assigns a security interest in all of its right title and interest in all assets of Borrower, including but not limited to all inventory, accounts receivable and equipment other than that certain equipment subject to any the security interest granted by any Borrower to the Community Bank, an Ohio Banking Corporation or the State of Ohio (the “Collateral”).

This Note constitutes a security agreement for purposes of the Uniform Commercial Code in all relevant jurisdictions. Upon an Event of Default, the Lender shall have all the rights and remedies of a secured party provided in the Uniform Commercial Code in force in Maryland.  The Collateral is granted as security only and shall not subject the Lender to, or in any way affect or modify, any obligation or liability of the Borrower with respect to any of the Collateral or any transaction in connection therewith.

The Borrower agrees that it will, in such manner and form as the Lender may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Lender may request, in order to create, preserve, perfect or validate any security interest or to enable the Lender to exercise and enforce its rights hereunder with respect to any of the Collateral.

The Borrower hereby irrevocably appoints the Lender its true and lawful attorney, with full power of substitution, in the name of the Borrower, the Lender or otherwise, for the sole use and benefit of the Lender, but at the expense of the Borrower, to the extent permitted by law to exercise, at any time and from time to time after an Event of Default has occurred and while it is continuing, all or any of the powers to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails of all or any of the Collateral, as fully and effectually as if the Lender were the absolute owner of all or any of the Collateral, provided that the Lender shall give the Borrower not less than ten (10) days’ prior written notice of the time and place of any sale or other intended disposition of any of the Collateral.

The Lender may, in its commercially reasonable judgment, determine to sell all or any part of the Collateral in a private sale.  The Borrower acknowledges that any such private sale may be at prices and on terms less favorable to the Lender than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale of Collateral subject to the aforesaid prohibitions shall not be deemed not to have been made in a commercially reasonable manner because such sale was effected in such manner and that the Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective issuer thereof or obligor thereunder to register such Collateral for public sale.

Section 8.  Further Assurances.  The Borrower hereby agrees that, from time to time upon the written request of the Lender, the Borrower will execute and deliver such further documents and do such other acts and things as the Lender may reasonably request in order fully to effect the purposes of this Note and to protect and preserve the priority and validity of the security interests granted hereunder.

Section 9.  Powers And Remedies Cumulative; Delay or Omission Not Waiver of Event of Default.   No right or remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.

No delay or omission of the Lender to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any Event of Default or an acquiescence therein; and every power and remedy given by this Note or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Lender.

Section 10.  Transfers.  The Borrower may not assign any of its rights or obligations under this Note to any person or entity without the prior written consent of the Lender, in its sole discretion.

Section 11.  Modification.  This Note may be modified only with the written consent of both the Borrower and the Lender.

Section 12.  Expenses.  The Borrower agrees to pay to the Lender all out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Note whether or not suit is filed.

Section 13. Miscellaneous.  This Note shall be deemed to be a contract under the laws of the State of Maryland, and for all purposes shall be construed in accordance with the laws of said state.  Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Note.  Each party hereto agrees that any legal action or proceeding against any other party arising out of or relating to this Note may be brought in a Maryland State court or Federal court of the United States of America sitting in Maryland, and each party irrevocably submits to the nonexclusive jurisdiction of any such court.  The parties hereto hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of or any default under this Note, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice.  The Section headings herein are for convenience only and shall not affect the construction hereof.  Any provision of this Note which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.  This Note shall bind the Borrower and its successors and permitted assigns.  The rights under and benefits of this Note shall inure to the Lender and its assigns. Whenever any demand, request, approval, consent or notice ("Notice") shall or may be given by one party to the other, Notice shall be addressed to the parties at their respective addresses as set forth below and delivered by (i) hand, (ii) a nationally recognized overnight express courier, or (iii) registered or certified mail return receipt requested. The date of actual receipt shall be deemed the date of service of Notice. In the event an addressee refuses to accept delivery, however, then Notice shall be deemed to have been served on either (i) the date hand delivery is refused, (ii) the next business day in the case of delivery by overnight courier, or (iii) three (3) business days after mailing the notice in the case of registered or certified mail. Either party may, at any time, change its Notice address by giving the other party Notice, in accordance with the above, stating the change and setting forth the new address. Notice to the Borrower shall be given to Claude Brown, Jr., President and Chief Executive Officer, Axion International, Inc., 4005 All American Way, Zanesville, Ohio 43701 with a copy to Scott D. Cousins, Esq., Bayard, P.A., 222 Delaware Avenue, Suite 900, Wilmington, DE 19801. Notice to the Lender shall be given to Allen R. Kronstadt, Manager, Plastic Ties Financing LLC, 5515 Security Lane, Suite 1115, Rockville, Maryland 20850 with a copy to Donald N. Sperling, Esq., Stein Sperling Bennett De Jong Driscoll PC, 25 West Middle Lane, Rockville, Maryland 20850. This Note may be executed in multiple counterparts (including by means of electronically transmitted signature pages), all of which taken together shall constitute one and the same document.

Section 14. Business Purpose. The Borrower hereby represents and warrants to the Lender that (a) the indebtedness evidenced by this Note is incurred for the purpose of acquiring or carrying on a business or commercial enterprise and that such indebtedness is a "commercial loan" within the meaning of Title 12 of the Commercial Law Article of the Annotated Code of Maryland (2000 Rep. Vol.), as amended; and (b) all proceeds arising from the indebtedness will be used solely in connection with such business or commercial enterprise; and (c) the proceeds of such indebtedness will not be used for the purchase of registered equity securities within the purview of Regulation "U" issued by the Board of Governors at the Federal Reserve System; and (d) the loan evidenced by this Note is not a "consumer transaction" as defined in the Maryland Uniform Commercial Code, now or hereafter in effect, and none of the collateral was or will be purchased primarily for personal, family or household purposes.

IN WITNESS WHEREOF, the Borrower and Lender have caused this Note to be duly executed as of the date first written above.

BORROWER:

AXION INTERNATIONAL HOLDINGS, INC.

By:	/s/ Claude Brown	(SEAL)
Name:	Claude Brown
Title:	CEO

AXION INTERNATIONAL, INC.

By:	/s/ Claude Brown	(SEAL)
Name:	Claude Brown
Title:	CEO

AXION RECYCLED PLASTICS INCORPORATED

By:	/s/ Claude Brown	(SEAL)
Name:	Claude Brown
Title:	CEO

LENDER:

PLASTIC TIES FINANCING LLC

By:	/s/ Allen R. Kronstadt	(SEAL)
Name:	Allen R. Kronstadt
Title:	Manager